Exhibit 10.6

AMENDMENT NO. 1 TO:     THE HOME-STAKE OIL & GAS COMPANY
                            1997 INCENTIVE STOCK PLAN

                                November 4, 1999

         To reflect a change to the name of the sponsor of The Home-Stake Oil & Gas Company 1997 Incentive Stock Plan (the "Plan") and to clarify a provision of the Plan, the Board of Directors of Home- Stake Oil & Gas Company (the "Company") approved the following amendments to the Plan:

1. On June 8, 1998, the name of the Company was changed from The Home-Stake Oil & Gas Company to Home-Stake Oil & Gas Company. Therefore, all references in the Plan, including in the title of the Plan, to The Home-Stake Oil & Gas Company are hereby revised to refer to Home-Stake Oil & Gas Company or the Home-Stake Oil & Gas Company as the context and grammar permit or require.

2. Paragraph (b) of Section 2.12 of the Plan, relating to the definition of Fair Market Value of a share of the Common Stock, is hereby revised to read in its entirety, as follows:

     "(b) If the Common Stock is not listed or admitted to unlisted trading privileges as provided in paragraph (a), and if sales prices for shares of Common Stock are reported by the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ System"), then the last sale price for Common Stock reported as of the close of business on the day Fair Market Value is to be determined, or if no such sale takes place on that day, the last sale price for Common Stock reported as of the close of business on the next preceding day on which such stock was traded; or"

3.   In all other respects the Plan remains unchanged.

                                  * * * * * * *

     The undersigned, being the duly elected Secretary of Home-Stake Oil & Gas Company, does hereby certify that the foregoing Amendment No. 1 to The Home-Stake Oil & Gas Company 1997 Incentive Stock Plan was approved by the Board of Directors of the Company on November 4, 1999.


                                              /s/ Chris K. Corcoran
                                              ----------------------
                                              Chris K. Corcoran
                                              Secretary



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